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                                                                    EXHIBIT 99.3



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                            PATENT LICENSE AGREEMENT



                                     BETWEEN



                       AGERE SYSTEMS GUARDIAN CORPORATION,

                               AGERE SYSTEMS INC.



                                       AND



                               PROXIM CORPORATION




                            EFFECTIVE AUGUST 5, 2002



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                            PATENT LICENSE AGREEMENT

                                TABLE OF CONTENTS


ARTICLE I - GRANTS OF LICENSES

1.01    Grant
1.02    Licensing Provisions
1.03    Joint Inventions

ARTICLE II - CONSIDERATION

2.01    Consideration

ARTICLE III - TERMINATION

3.01    Termination
3.02    Survival

ARTICLE IV - PUBLICITY AND CONFIDENTIALITY

4.01    Publicity
4.02    Confidentiality

ARTICLE V - MISCELLANEOUS PROVISIONS

5.01    Disclaimer
5.02    Limited Assignability
5.03    Addresses
5.04    Taxes
5.05    Choice of Law
5.06    Integration
5.07    Outside the United States
5.08    Releases
5.09    Bankruptcy

ARTICLE VI - EFFECT ON PENDING LITIGATION

6.01    Consent Order

APPENDIX A
APPENDIX B

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                            PATENT LICENSE AGREEMENT

        Effective August 5, 2002, Agere Systems Guardian Corporation ("AGERE GUARDIAN"), a Delaware corporation having an office at 9333 S. John Young Parkway, Orlando, Florida 32819-8698, Agere Systems Inc. ("AGERE SYSTEMS"), a Delaware corporation having an office at 555 Union Boulevard, Allentown, Pennsylvania 18109, (AGERE GUARDIAN and AGERE SYSTEMS being collectively or individually referred to as "AGERE", as the context requires) and PROXIM CORPORATION ("PROXIM"), a Delaware corporation having an office at 935 Stewart Drive, Sunnyvale, California 94085, agree as follows*:

                                    ARTICLE I
                               GRANTS OF LICENSES

1.01 GRANT

        (a) AGERE grants to PROXIM under AGERE'S PATENTS a personal, nonexclusive and non-transferable license to make, have made, use, lease, sell, offer to sell and import WIRELESS NETWORKING PRODUCTS. The have made rights do not apply to 802.11-based integrated circuit products, unless developed according to a custom design of PROXIM. Notwithstanding the foregoing, any injunctive relief obtained against a supplier will not apply to products sold to PROXIM, unless PROXIM is acting as a reseller. This license shall be in effect from the effective date of this Agreement until the earlier of the end of the LIMITED PERIOD or the expiration of each patent, unless terminated sooner pursuant to Article III.

        (b) AGERE grants to PROXIM under AGERE'S WIRELESS LAN PATENTS a personal, nonexclusive and non-transferable license to make, have made, use, lease, sell, offer to sell and import PRODUCTS OF THE ORINOCO BUSINESS. The have made rights do not apply to 802.11-based integrated circuit products, unless developed according to a custom design of PROXIM. Notwithstanding the foregoing, any injunctive relief obtained against a supplier will not apply to products sold to PROXIM, unless PROXIM is acting as a reseller. This license shall be in effect until the expiration date of each patent, unless terminated sooner pursuant to Article III.

        (c) PROXIM grants to AGERE under PROXIM'S PATENTS a personal, nonexclusive, and non-transferable license to make, have made, use, lease, sell, offer to sell and import all products and services of any kind. The have made rights do not apply to 802.11-based integrated circuit products, unless developed according to a custom design of AGERE. Notwithstanding the foregoing, any injunctive relief obtained against a supplier will not apply to products sold to


--------

*ANY TERM IN CAPITAL LETTERS WHICH IS DEFINED IN APPENDIX A SHALL HAVE THE MEANING SPECIFIED THEREIN, OTHERWISE IT WILL HAVE THE MEANING AS USED OR DEFINED IN THIS AGREEMENT.

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AGERE, unless AGERE is acting as a reseller. This license shall be in effect from the effective date of this Agreement until the earlier of the end of the LIMITED PERIOD or the expiration of each patent, unless terminated sooner pursuant to Article III.

1.02 LICENSING PROVISIONS

        (a) The licenses granted herein also include licenses to convey to any customer of the grantee, with respect to any LICENSED PRODUCT(S) which is sold or leased by such grantee to such customer, rights to use and resell such LICENSED PRODUCT(S) as sold or leased by such grantee (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (1) a combination of such LICENSED PRODUCT (as sold or leased) with any other product unless such LICENSED PRODUCT has no substantial use except in such combination, (2) a method or process which is other than the inherent use of such LICENSED PRODUCT itself (as sold or leased), or (3) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product.

        (b) Licenses granted herein are not to be construed either (i) as consent by the grantor to any act which may be performed by the grantee, except to the extent impacted by a patent licensed herein to the grantee, or (ii) to include licenses to contributorily infringe or induce infringement under U.S. law or a foreign equivalent thereof, except that no party shall sue another party for contributory infringement or inducement of infringement by virtue of the sale by a party of a LICENSED PRODUCT until all remedies have been exhausted against a direct infringer.

        (c) The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a SUBSIDIARY of a party for so long as it remains its SUBSIDIARY and only to the extent that such SUBSIDIARY grants to the other party licenses of similar scope and duration as provided in this Agreement. Any such sublicense granted hereunder may be made effective retroactively, but not prior to the Effective Date hereof, nor prior to the sublicensee's becoming a SUBSIDIARY of such party. The parties agree that if either party forms a holding company for patents licensed herein, that party shall cause such holding company to grant licenses under such patents, of the scope and duration granted herein, to the other party.

        (d) The grant of each license hereunder also includes the right of a party to sublicense (commensurate with its own licenses) any business which is divested by that party or any licensed SUBSIDIARY of that party provided that the sublicense is granted within sixty (60) days of divestiture and the divested business is itself a legal entity at the time of divestiture or within sixty
(60) days



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thereafter. Such sublicense may continue for so long as the divested business remains a legal entity and shall extend only to the LICENSED PRODUCTS sold or furnished by the divested business prior to the divestiture and only for the patents of the non-divesting party licensed to the divesting party in this Agreement that are issued as of the date of divestiture. Furthermore, any sublicense shall not extend to the products sold or services furnished by a third party which acquires the divested business, even if they are of the same kind or similar to those of the divested business and even if made, sold or provided by the divested business.


1.03 JOINT INVENTIONS

        (a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.

        (b) Each party shall give such consent, or shall obtain such consent from each SUBSIDIARY, its employees or employees of any SUBSIDIARY, as required to make full and effective any such licenses and rights respecting any joint invention granted to the grantee hereunder by such party and by another licensor of such grantee.

        (c) Each party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such party is unable to obtain the requisite consents from such third parties, the resulting inability of such party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

                                   ARTICLE II
                                  CONSIDERATION

2.01 CONSIDERATION

        In consideration of the purchase by PROXIM and the sale by AGERE of the ORiNOCO business according to the ASSET PURCHASE AGREEMENT, the licenses granted herein will be deemed paid up.

                                   ARTICLE III
                                   TERMINATION

3.01 TERMINATION

        This Agreement shall be effective during the term commencing on the



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effective date hereof and shall continue unless terminated by mutual agreement of the parties.

3.02 SURVIVAL

        (a) If a company ceases to be a SUBSIDIARY of a party, licenses and rights granted hereunder with respect to patents of such company on inventions made prior to the date of such cessation, shall not be affected by such cessation.

        (b) Any termination of licenses and rights of a party under the provisions of this Article III shall not affect such party's licenses, rights and obligations with respect to any LICENSED PRODUCTS made or furnished prior to such termination, and shall not affect the other party's licenses and rights (and obligations related thereto) hereunder.

                                   ARTICLE IV
                          PUBLICITY AND CONFIDENTIALITY

4.01 PUBLICITY

        Nothing in this Agreement shall be construed as conferring upon either party or any SUBSIDIARY any right to include in advertising, packaging or other commercial activities related to a LICENSED PRODUCT, any reference to the other party (or any SUBSIDIARY), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such LICENSED PRODUCT is in any way certified by the other party hereto or a SUBSIDIARY.

4.02 CONFIDENTIALITY

        (a) The terms, but not the existence, of this Agreement shall be treated as confidential information by the parties, and neither party shall disclose the terms or conditions of this Agreement to any third party (other than a SUBSIDIARY and divested businesses licensed pursuant to this Agreement) without the prior written permission of the other party. Each party, however, shall have
(i) the right to represent to third parties that such party is licensed for the products and patents as provided by this Agreement, and (ii) the right to make disclosures to the extent required by an order of court, or otherwise by law, provided that the party shall promptly provide written notice to the non-disclosing party of the intended disclosure and of the court order or regulation prior to such disclosure and that the party takes all reasonable steps to minimize such disclosure by, for example, obtaining a protective order and/or appropriate confidentiality provisions requiring that such information to be disclosed be used only for the purpose for which such law, or order was issued. Additionally, each party may disclose this Agreement or its contents to the extent reasonably



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necessary, under a suitable confidentiality agreement, to its accountants, attorneys, financial advisors and in connection with due diligence activities relating to the sale of the stock or a portion of the business of a party or a SUBSIDIARY.

        (b) Notwithstanding the foregoing, the parties agree that they will jointly issue any press release as provided for in the ASSET PURCHASE AGREEMENT.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

5.01 DISCLAIMER

        OTHER THAT THE PROVISIONS OF SECTION 1.03, NEITHER PARTY NOR ANY SUBSIDIARY MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

5.02 LIMITED ASSIGNABILITY

        The parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a party not be extended to entities other than a SUBSIDIARY thereof without the other party's express written consent. All of AGERE's rights, title and interest in this Agreement and any licenses and rights granted to it hereunder may be assigned to any direct or indirect successor to the business of AGERE that is relevant to the business or subject matter of this Agreement as the result of any internal reorganization or acquisition of substantially all the business of AGERE, which successor shall thereafter be deemed substituted for AGERE as the party hereto, effective upon such assignment, provided that upon an acquisition the licenses granted herein to AGERE shall be limited in scope to products of AGERE that were sold at least thirty (30) days prior to the announcement of the acquisition, and natural extensions of said products after the acquisition, but not to products of the acquiring party that existed prior to the acquisition. All of PROXIM'S rights, title and interest in this Agreement and any licenses and rights granted to it hereunder may be assigned to any direct or indirect successor to the business of PROXIM that is relevant to the business or subject matter of this Agreement as the result of any internal reorganization or acquisition of substantially all the business of PROXIM, provided that upon an acquisition the licenses granted herein to PROXIM shall be limited in scope to products of PROXIM that were sold at least thirty (30) days prior to the announcement of the acquisition, and natural extensions of said products after the acquisition, but not to products of the acquiring party that existed prior to the acquisition.



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5.03 ADDRESSES

        Any notice or other communication hereunder shall be sufficiently given to PROXIM when sent by overnight or certified mail to the address set out above or to AGERE when sent by overnight or certified mail addressed to Contract Administrator, Agere Systems Guardian Corporation, 9333 South John Young Parkway, Orlando, Florida 32819-8698 United States of America, Telephone # (407) 371-9730. Changes in such addresses may be specified by written notice.

5.04 TAXES

        Each party and SUBSIDIARY shall bear its own taxes, duties, levies and similar charges (and any related interest and penalties), however designated or imposed as a result of the existence or operation of this Agreement.

5.05 CHOICE OF LAW

        The parties are familiar with the principles of New York commercial law, and desire and agree that the law of New York, exclusive of its conflict of law provisions, shall apply in any dispute arising with respect to this Agreement.

5.06 INTEGRATION

        This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any modifications, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

5.07 OUTSIDE THE UNITED STATES

        (a) There are countries in which the owner of an invention is entitled to compensation, damages or other monetary award for another's unlicensed manufacture, sale, lease, use or importation involving such invention prior to the date of issuance of a patent for such invention but on or after a certain earlier date, hereinafter referred to as the invention's "protection commencement date" (e.g., the date of publication of allowed claims or the date of publication or "laying open" of the filed patent application). In some instances, other conditions precedent must also be fulfilled (e.g., knowledge or actual notification of the filed patent application). The parties agree that (i) an invention which has a protection commencement date in any such country may be used in such country pursuant to the terms of this Agreement on and after any such date, and (ii) all such



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conditions precedent are deemed satisfied by this Agreement.

        (b) There may be countries in which a party hereto may have, as a consequence of this Agreement, rights against infringers of the other party's patents licensed hereunder. Each party hereby waives any such right it may have by reason of any third party's infringement or alleged infringement of any such patents.

        (c) Each party hereby agrees to register or cause to be registered, to the extent required by applicable law, and without expense to the other party or any SUBSIDIARY thereof, any agreements wherein sublicenses are granted by it. Each party hereby waives any and all claims or defenses, arising by virtue of the absence of such registration, that might otherwise limit or affect its obligations to the other party or SUBSIDIARY.

5.08 RELEASES

        (a) In consideration of the covenants and conditions set forth herein and other good and valuable consideration, each party, for itself and any SUBSIDIARY hereby releases, to the full extent of its right to do so, the other party and any SUBSIDIARY for any patent infringement arising prior to the effective date of this Agreement for which the rights and licenses expressly granted under this Agreement to the other party and any SUBSIDIARY would be a complete defense had this Agreement been in effect at the time such patent infringement arose.

        (b) The releases granted in Section 5.08(a) shall extend to customers of a party with respect to products purchased by those customers from such party provided that the releases shall not extend to any patent which is directed to
(1) a combination of such LICENSED PRODUCT (as sold or leased) with any other product regardless of whether such product is hardware or software unless such LICENSED PRODUCT has no substantial use except in such combination, (2) a method or process which is other than the inherent use of such LICENSED PRODUCT itself (as sold or leased), or (3) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product.

        (c) The releases in this Section 5.08 shall not operate with respect to acquisitions of any sort. That is, if a party or any SUBSIDIARY, individually or collectively, acquire one or more companies, or the business or assets or any portion thereof of one or more companies or other entities, then engaged in whole or in part in the business of making, importing, selling, using or leasing products and/or services of the kinds which are furnished or used by a party or any SUBSIDIARY in the operation of the business in which they are engaged as of that party's signing of this Agreement, but such companies or entities were not



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part of either party or any SUBSIDIARY as of such party's signing of this
Agreement, then such companies or entities shall not be covered by the releases granted in Section 5.08.

5.09    BANKRUPTCY

        The licenses granted herein to each party, as the case may be, shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, to the fullest extent permitted by law, licenses to rights in "intellectual property" as defined in Section 101 of the Bankruptcy Code. The parties agree that the licensee to any such licenses, as the case may be, shall retain and may fully exercise all of its rights and election under the Bankruptcy Code. In the event that a bankruptcy proceeding under the Bankruptcy Code is commenced by or against the licensor of any such licenses, the licensee shall be entitled to retain all of its rights under this Agreement (including without limitation all rights and licenses granted herein) pursuant to Section 365(n) of the U.S. Bankruptcy Code.

                                   ARTICLE VI
                          EFFECT ON PENDING LITIGATION

6.01    CONSENT ORDER

        The parties agree to enter a consent order or consent judgment substantially in the form as attached as Appendix B, and to perform any other acts necessary to result in (i) the dismissal of the pending litigation between AGERE and PROXIM in the U.S. District Court for the District of Delaware, (ii) the dismissal of AGERE SYSTEMS (as an intervener) and any customers of AGERE or any SUBSIDIARY of AGERE as parties to the International Trade Commission action initiated by PROXIM with respect to those products that AGERE'S customers buy from AGERE or any SUBSIDIARY of AGERE, and (iii) the dismissal of any pending litigation by PROXIM against any of AGERE'S customers, with respect to those products that AGERE'S customers buy from AGERE or any SUBSIDIARY of AGERE.



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        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.


                                        AGERE SYSTEMS GUARDIAN CORPORATION

                                        By: /s/ Gerard A. deBlasi
                                            ------------------------------------
                                                Gerard A. deBlasi
                                                Vice President

                                        Date:  August 5, 2002



                                        AGERE SYSTEMS INC.

                                        By: /s/ Gerard A. deBlasi
                                            ------------------------------------
                                                Gerard A. deBlasi
                                                Vice President

                                        Date:  August 5, 2002



                                        PROXIM CORPORATION

                                        By: /s/ David C. King
                                            ------------------------------------
                                                David C. King
                                                President and Chief Operating
                                                Officer

                                        Date:  August 5, 2002




              THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES.



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                                   APPENDIX A
                                   DEFINITIONS

AGERE'S PATENTS means all patents having enforceable rights in any country of the world issuing from an application filed as of the effective date of this Agreement and from any continuation or division of such application, which AGERE (or any company while a SUBSIDIARY of AGERE), at any time during the LIMITED PERIOD, has the right to grant any licenses of the type herein granted, but only to the extent of such right.

AGERE'S WIRELESS LAN PATENTS means all of AGERE'S PATENTS that claim an invention used in any PRODUCTS OF THE ORINOCO BUSINESS.

ASSET PURCHASE AGREEMENT means the agreement to which this Agreement is attached as Exhibit B-2, and by which PROXIM is acquiring the ORiNOCO Business from AGERE SYSTEMS.

LICENSED PRODUCTS means WIRELESS NETWORKING PRODUCTS, PRODUCTS OF THE ORINOCO BUSINESS, or all products and services of any kind, as the case may be, according to Section 1.01.

LIMITED PERIOD means the period commencing on the effective date of this Agreement and continuing for seven and one half (7.5) years thereafter.

PRODUCTS OF THE ORINOCO BUSINESS means any IEEE 802.11 based product, including each ORiNOCO-branded product and each private label systems product, of the ORiNOCO business of AGERE SYSTEMS existing and under development prior to and as of the effective date of this Agreement, and subsequent extensions thereof, as well as all services related to such products.

PROXIM'S PATENTS means all patents having enforceable rights in any country of the world issuing from an application filed as of the effective date of this Agreement and from any continuation or division of such application, which PROXIM (or any company while a SUBSIDIARY of PROXIM), at any time during the LIMITED PERIOD has the right to grant any licenses of the type herein granted, but only to the extent of such right.

SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.
WIRELESS NETWORKING PRODUCTS means any product involved in connecting together electronic devices using a wireless network, as well as all services related to such products.



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